                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  Each person whose signature appears below hereby constitutes and appoints George P. Rutland and Kirk W. Walters, and each of them singly, each person's true and lawful attorneys, with full power to each such attorney to sign for such person in such person's name and capacity indicated below, the Annual Report for the year ended December 31, 1993, filed by Northeast Federal Corp. with the Securities and Exchange Commission on Form 10-K under the Securities Exchange Act of 1934, IRS Employer Identification No. 06-1288154, hereby ratifying and confirming such person's signature as it may be signed by said attorney to said documents.

           SIGNATURE                         TITLE                 DATE
           ---------                         -----                 ----

   /s/ George P. Rutland           Director                  February 25, 1994
_______________________________
       George P. Rutland


    /s/ Gerald P. Carmen           Director                  February 25, 1994
_______________________________
       Gerald P. Carmen


  /s/ David W. Clark, Jr.          Director                  February 25, 1994
_______________________________
      David W. Clark, Jr.


 /s/ George J. Fantini, Jr.        Director                  February 25, 1994
_______________________________
    George J. Fantini, Jr.


   /s/ Richard H. Gaskill          Director                  February 25, 1994
_______________________________
      Richard H. Gaskill


   /s/ Richard H. Gordon           Director                  February 25, 1994
_______________________________
       Richard H. Gordon


/s/ Beverly Lannquist Hamilton     Director                  February 25, 1994
_______________________________
  Beverly Lannquist Hamilton


  /s/ Barbara C. Lawrence          Director                  February 25, 1994
_______________________________
      Barbara C. Lawrence


 /s/ Thomas P. O'Neill, III        Director                  February 25, 1994
_______________________________
    Thomas P. O'Neill, III

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


      /s/ George W. Sarney              Director                   February 25, 1994
- ------------------------------------
          George W. Sarney

     /s/ Raymond T. Schuler             Director                   February 25, 1994
- ------------------------------------
         Raymond T. Schuler

       /s/ John R. Silber               Director                   February 25, 1994
- ------------------------------------
           John R. Silber

       /s/ Kirk W. Walters              Director                   February 25, 1994
- ------------------------------------
          Kirk W. Walters

     /s/ Jerome F. Williams             Director                   February 25, 1994
- ------------------------------------
         Jerome F. Williams

   /s/ Frederick W. Zuckerman           Director                   February 25, 1994
- ------------------------------------
       Frederick W. Zuckerman



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